                                                                   EXHIBIT 15(c)

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard Miller, his true and lawful attorney-in-fact and agent in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing that said attorney-in-fact and agent, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorney-in-fact or agent hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorney-in-fact and agent may act jointly or severally with other attorneys-in-fact or agents previously designated, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 13th day of October, 2003.

       Signature                     Title                     Date
       ---------                     -----                     ----
/s/ Dennis B. Mullen                Trustee              October 13, 2003
----------------------------
Dennis B. Mullen

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard Miller, his true and lawful attorney-in-fact and agent in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing that said attorney-in-fact and agent, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorney-in-fact or agent hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorney-in-fact and agent may act jointly or severally with other attorneys-in-fact or agents previously designated, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 13th day of October, 2003.

       Signature                     Title                     Date
       ---------                     -----                     ----
/s/ James T. Rothe                  Trustee              October 13, 2003
---------------------
James T. Rothe

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard Miller, his true and lawful attorney-in-fact and agent in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing that said attorney-in-fact and agent, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorney-in-fact or agent hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorney-in-fact and agent may act jointly or severally with other attorneys-in-fact or agents previously designated, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 13th day of October, 2003.

       Signature                     Title                     Date
       ---------                     -----                     ----
/s/ Arthur F. Lerner                Trustee              October 13, 2003
--------------------------
Arthur F. Lerner

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard Miller, her true and lawful attorney-in-fact and agent in her name, place and stead to execute for and on her behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing that said attorney-in-fact and agent, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorney-in-fact or agent hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorney-in-fact and agent may act jointly or severally with other attorneys-in-fact or agents previously designated, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 13th day of October, 2003.

       Signature                     Title                     Date
       ---------                     -----                     ----
/s/ Maureen T. Upton                Trustee              October 13, 2003
---------------------------
Maureen T. Upton

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard Miller, his true and lawful attorney-in-fact and agent in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing that said attorney-in-fact and agent, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorney-in-fact or agent hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorney-in-fact and agent may act jointly or severally with other attorneys-in-fact or agents previously designated, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 13th day of October, 2003.

       Signature                     Title                     Date
       ---------                     -----                     ----
/s/ Thomas I. Florence              Trustee              October 13, 2003
---------------------------
Thomas I. Florence

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard Miller, his true and lawful attorney-in-fact and agent in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing that said attorney-in-fact and agent, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorney-in-fact or agent hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorney-in-fact and agent may act jointly or severally with other attorneys-in-fact or agents previously designated, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 13th day of October, 2003.

       Signature                     Title                     Date
       ---------                     -----                     ----
/s/ Thomas H. Bailey                Trustee              October 13, 2003
---------------------------
Thomas H. Bailey

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard Miller, his true and lawful attorney-in-fact and agent in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing that said attorney-in-fact and agent, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorney-in-fact or agent hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorney-in-fact and agent may act jointly or severally with other attorneys-in-fact or agents previously designated, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 13th day of October, 2003.

       Signature                     Title                     Date
       ---------                     -----                     ----
/s/ Samuel Boyd Jr.                 Trustee              October 13, 2003
---------------------------
Samuel Boyd Jr.

                           JANUS ADVISER (THE "TRUST")

                                POWER OF ATTORNEY

            KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Girard Miller, his true and lawful attorney-in-fact and agent in his name, place and stead to execute for and on his behalf any and all filings and amendments to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and the Investment Company Act of 1940, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing that said attorney-in-fact and agent, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorney-in-fact or agent hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorney-in-fact and agent may act jointly or severally with other attorneys-in-fact or agents previously designated, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 13th day of October, 2003.

       Signature                     Title                     Date
       ---------                     -----                     ----
/s/ Mark B. Whiston                 Trustee              October 13, 2003
----------------------------
Mark B. Whiston